UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 4, 2007

FMC Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1803 Gears Road, Houston, Texas		77067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 591-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2007, the Board of Directors of FMC Technologies, Inc. (the "Company") approved the recommendation of its Compensation Committee, based on its review of a market compensation analysis of director compensation in major industrial companies and in the oilfield services industry, to increase the targeted value of non-retainer equity grants for non-employee directors under the Company’s Incentive Compensation and Stock Plan. Effective January 1, 2008, compensation for the Company’s non-employee directors will consist of the following:

Annual Retainer $ 50,000*
Annual Audit Committee Chairman Fee $ 12,000
Annual Compensation Committee Chairman Fee $ 10,000
Annual Nominating and Governance Committee Chairman Fee $ 8,000
Board Meeting Fee $ 1,750 per meeting
Committee Meeting Fee $ 2,000 per meeting
Annual Non-Retainer Equity Grant Value $ 170,000**

*Each director will receive at least $25,000 of the annual retainer in restricted stock units and may elect to receive the remainder in cash, payable in quarterly installments. Each director will have the option of deferring the cash portion of the annual retainer and receiving it in the form of restricted stock units.
**Restricted stock unit grant awarded in May of each year.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Plan Amendment

On October 4, 2007, the Compensation Committee of the Board of Directors of the Company voted to amend Section 16 of the Company’s Incentive Compensation and Stock Plan (the "Plan") to include the Committee’s ability to claw back certain executive compensation if the Company’s financial statements are restated as a result of errors, omissions or fraud. The Seventh Amendment to the Plan states that in the event that the Company’s financial statements are restated as a result of errors, omissions or fraud, and to the extent an award exceeds what would otherwise have been awarded based on the restated financial results, the Compensation Committee, in good faith, may cancel any outstanding award granted to the Company’s Section 16 officers and if the restatement occurs after the exercise or payment of such award, the Section 16 officer may be required to repay to the Company any gain realized or payment received upon the exercise or payment of such award. The Seventh Amendment to the FMC Technologies Inc. Incentive Compensation and Stock Plan is filed as Exhibit 10.4.o hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.4.o Seventh Amendment to the FMC Technologies Inc. Incentive Compensation and Stock Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC Technologies, Inc.

October 11, 2007	By:	/s/ William H. Schumann, III

Name: William H. Schumann, III
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.4.o	Seventh Amendment to the FMC Technologies Inc. Incentive Compensation and Stock Plan